[GRAPHIC OMITTED]

ACM Government
Opportunity Fund

Semi-Annual Report
January 31, 2000 (unaudited)

                        Investment Products Offered
                        -----------------------------
                        o     Are Not FDIC Insured
                        o     May Lose Value
                        o     Are Not Bank Guaranteed
                        -----------------------------

                                                     ----------------------
                                                     LETTER TO SHAREHOLDERS
                                                     ----------------------

LETTER TO SHAREHOLDERS
March 22, 2000

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy and outlook for the ACM Government Opportunity Fund (the "Fund").

Investment Results

The following table shows how your Fund performed over the six- and 12-month periods ended January 31, 2000. For comparison, we have also included performance for the Fund's benchmark, as represented by the Lehman Brothers Aggregate Bond Index.

During the six- and 12-month periods ended January 31, 2000, your Fund outperformed its benchmark as a result of our allocation to the emerging market debt sector. During both time periods, emerging market debt outperformed the other sectors of the bond market as global growth improved and commodity prices, oil in particular, rose. The benchmark holds no emerging market debt.

-------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended January 31, 2000

                                                    -----------------------
                                                         Total Returns
                                                    -----------------------
                                                        6 Months      12 Months
-------------------------------------------------------------------------------
ACM
Government
Opportunity
Fund                                                     3.98%          0.71%
-------------------------------------------------------------------------------
Lehman
Brothers
Aggregate
Bond Index                                               0.66%         -1.85%
-------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. An investor cannot invest directly in an index.

      Please see page 4 for additional performance information.

--------------------------------------------------------------------------------

Market Review

During the six-month period, global economic growth improved and continued to broaden as Europe, Asia and Latin America showed signs of strengthening. U.S. economic growth remained strong, while inflation and unemployment stayed low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve continued


--------------------------------------------------------------------------------
                                           ACM GOVERNMENT OPPORTUNITY FUND  o  1

----------------------
LETTER TO SHAREHOLDERS
----------------------

to increase official interest rates, reversing the three interest rate cuts enacted late last year in response to the global liquidity crisis.

In aggregate, the U.S. bond market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, posted a modest return of 0.66% for the six-month period. Performance of fixed-income securities in general was dampened throughout 1999 as central banks around the world increased interest rates in response to strengthening economic growth.

Among the traditional sectors of the U.S. bond market, asset-backed securities posted the strongest performance followed by mortgage-backed securities and commercial mortgage-backed securities. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in 1999's rising interest rate environment.

Among the non-traditional sectors of the U.S. bond market, emerging market debt posted the strongest performance, returning 14% (as measured by the JP Morgan Emerging Markets Bond Index-Plus) during the six-month period. Improving global growth and rising commodity prices, notably oil, helped improve the outlook for most emerging markets in 1999.

Most individual country returns were positive during the period with Russia posting the largest gain. Rising oil prices, along with progress in restructuring Soviet-era debt, helped the performance of Russian debt. While in Latin America, Brazil exceeded investor expectations for fiscal reform after devaluing its currency at the beginning of the year, and Mexico improved its chances of moving from below investment grade to investment grade. Ecuador's debt posted the worst performance after the government defaulted on its debt, becoming the first-ever default by a Brady bond issuer. However, Ecuador's default in August did not have a dramatic impact on emerging market prices.

Investment Strategy

Over the six-month period ended January 31, 2000, we maintained longer interest rate duration than the market, generally employing U.S. Treasury holdings with maturities of 10 years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. The Fund continued to hold the government debt of Mexico, Brazil, Argentina, Colombia, Panama, Turkey, Russia and New Zealand. We also increased exposure in Turkey due to diligent fiscal reforms and the increased possibility of membership in the European Union. We initiated positions in the Philippines, Poland and Bulgaria as the outlook for these countries improved.

Outlook

Our near-term outlook for the fixed-income market assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. Higher bond yields are cooling overheated U.S. domestic demand, and we believe further increases will help to restore a more balanced domestic/foreign mix over the next six months. We expect tighter monetary policy measures with additional interest rate hikes in 2000.


-------------------------------------------------------------------------------
2  o  ACM GOVERNMENT OPPORTUNITY FUND

                                                     ----------------------
                                                     LETTER TO SHAREHOLDERS
                                                     ----------------------

[PHOTO OMITTED]

John D. Carifa

[PHOTO OMITTED]

Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets.

Mr. Lyski has over 26 years of investment experience.

Higher official rates should begin to slow the interest rate sensitive sectors enough to remove some of the future inflation risk. As this happens, bond markets will begin to discount the peaking of the current global growth cycle.

Thank you for your continued interest and investment in the ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President


--------------------------------------------------------------------------------
                            ACM GOVERNMENT OPPORTUNITY FUND  o  3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND
HISTORY OF RETURNS

                                       o  ACM Government Opportunity Fund (NAV)
                                       o  LB Aggregate Index

                               [GRAPHIC OMITTED]

Past performance is no guarantee of future results. This chart represents performance for the Fund's fiscal years. Data for 2000 is through January 31, 2000. The Fund's investment results are total returns for the periods and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. The Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. An investor cannot invest directly in an index, and its returns are not indicative of any specific investment, including ACM Government Opportunity Fund.


-------------------------------------------------------------------------------
4  o  ACM GOVERNMENT OPPORTUNITY FUND

                                      -----------------
                                      PORTFOLIO SUMMARY
                                      -----------------

PORTFOLIO SUMMARY

INCEPTION DATE            PORTFOLIO STATISTICS
8/26/88                   Assets ($mil): $100.7

SECURITY TYPE BREAKDOWN

o    61.10% Treasury
o    22.49% Sovereign
o     7.31% Brady Bonds
o     5.83% FNMA                                [GRAPHIC OMITTED]
o     2.16% GNMA
o     0.90% Other Short Term
o     0.21% Time Deposit

COUNTRY BREAKDOWN

o    69.31% United States
o     5.31% Turkey
o     4.25% Mexico
o     3.86% Bulgaria
o     3.45% Brazil
o     2.65% Philippines                          [GRAPHIC OMITTED]
o     2.39% Panama
o     2.14% South Africa
o     1.85% Argentina
o     1.69% Russia
o     1.67% Poland
o     1.43% Colombia

All data as of January 31, 2000. Security type and country breakdown are expressed as a percentage of total investments and may vary over time.


------------------------------------------------------------------------------
                             ACM GOVERNMENT OPPORTUNITY FUND  o  5

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2000 (unaudited)

                                                     Principal
                                                        Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. Government and Agency
   Obligations-79.6%
U.S. Treasury Bonds-46.1%
   6.125%, 8/15/29...........................  US$       2,400     $  2,285,251
   8.125%, 8/15/19(a)........................            7,875        9,066,094
   10.75%, 8/15/05(a)........................            4,000        4,717,500
   12.375%, 5/15/04(a).......................            1,150        1,385,031
   12.75%, 11/15/10(a).......................            3,250        4,160,000
   13.25%, 5/15/14(a)........................            1,350        1,936,035
   13.75%, 8/15/04(a)........................            6,620        8,397,060
   14.00%, 11/15/11(a).......................           10,500       14,529,375
                                                                   ------------
                                                                     46,476,346
                                                                   ------------
U.S. Treasury Notes-15.5%
   5.50%, 5/15/09............................            1,800        1,650,938
   5.875%, 11/30/01..........................            3,000        2,961,564
   6.00%, 8/15/09............................            3,500        3,337,033
   6.875%, 5/15/06(a)........................            4,090        4,114,286
   7.875%, 11/15/04(a).......................            3,350        3,502,844
                                                                   ------------
                                                                     15,566,665
                                                                   ------------
Mortgage Related Securities-9.2%
Federal National Mortgage Association
   7.50%, TBA................................            4,900        4,848,056
   8.00%, 6/01/28............................            1,924        1,917,799
Government National Mortgage
   Association
   6.50%, 2/15/29............................            2,707        2,502,556
                                                                   ------------
                                                                      9,268,411
                                                                   ------------
U.S. Treasury Strip-7.5%
   Zero coupon, 5/15/15......................            21,000       7,589,883
                                                                   ------------
U.S. Treasury Bill-1.3%
   Zero coupon, 2/03/00(a)...................            1,300        1,299,640
                                                                   ------------
Total U.S. Government and Agency
   Obligations
   (cost $85,069,123)........................                        80,200,945
                                                                   ------------
Sovereign Debt Obligations-27.0%
Argentina-2.1%
Republic of Argentina
   11.00%, 12/04/05..........................            2,250        2,146,500
                                                                   ------------
Colombia-1.7%
Republic of Colombia
   8.625%, 4/01/08...........................            2,000        1,660,000
                                                                   ------------


-------------------------------------------------------------------------------
6  o  ACM GOVERNMENT OPPORTUNITY FUND

                                          ------------------------
                                          PORTFOLIO OF INVESTMENTS
                                          ------------------------

                                                     Principal
                                                        Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mexico-4.9%
Mexican Treasury Bill
   19.406%, 9/07/00(b) .....................  MXP       11,129       $1,043,380
United Mexican States
   10.375%, 2/17/09 ........................  US$        3,850        3,893,312
                                                                     ----------
                                                                      4,936,692
                                                                     ----------
Panama-2.8%
Republic of Panama
   9.375%, 4/01/29 .........................             3,000        2,775,000
                                                                     ----------
Philippines-3.1%
Republic of Philippines
   9.50%, 10/21/24 .........................             2,000        1,985,000
   9.875%, 1/15/19 .........................             1,150        1,092,500
                                                                     ----------
                                                                      3,077,500
                                                                     ----------
Poland-1.9%
Poland Government Bond
   10.00%, 6/12/04 .........................  PLZ        9,000        1,942,216
                                                                     ----------
Russia-1.9%
Russian Ministry of Finance
   3.00%, 5/14/03 ..........................  US$        3,800        1,325,440
Russian Principal Loans FRN
   6.906%, 12/15/20(c) .....................             4,000          620,000
Russian IAN FRN
   6.906%, 12/15/15(c) .....................                67           12,292
                                                                     ----------
                                                                      1,957,732
                                                                     ----------
South Africa-2.5%
Development Bank of South Africa
   Zero coupon, 12/31/27 ...................  ZAR      120,000          476,758
European Bank for Reconstruction
   and Development
   Zero coupon, 4/07/27 ....................            43,730          229,335
International Bank for Reconstruction
   and Development
   Zero coupon, 12/31/25 ...................           120,000          636,949
   Zero coupon, 2/17/26 ....................           110,000          596,106
   Zero coupon, 7/14/27 ....................           107,725          547,827
                                                                     ----------
                                                                      2,486,975
                                                                     ----------


--------------------------------------------------------------------------------
                                           ACM GOVERNMENT OPPORTUNITY FUND  o  7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Turkey-6.1%
Republic of Turkey
   11.875%, 1/15/30 .................  US$             3,075    $     3,148,031
Turkey Government Bond
   72.00%, 10/03/01 .................  TRL       580,000,000          1,407,116
Turkey Treasury Bill
   Zero coupon, 8/23/00 .............          1,170,000,000          1,613,925
                                                                ---------------
                                                                      6,169,072
                                                                ---------------
Total Sovereign Debt Obligations
   (cost $29,977,135) ...............                                27,151,687
                                                                ---------------
Non-Collateralized Brady Bond-7.2%
Brazil-4.0%
Republic of Brazil C-Bonds
   8.00%, 4/15/14(d) ................  US$             5,763          4,005,110
                                                                ---------------
Bulgaria-3.2%
Republic of Bulgaria
   IAB FRN
   7.063%, 7/28/11 ..................                  4,200          3,297,000
                                                                ---------------
Total Non-Collaterized Brady Bonds
   (cost $7,275,046) ................                                 7,302,110
                                                                ---------------

Collateralized Brady Bond-1.2%
Bulgaria-1.2%
Republic of Bulgaria
   Discount Bonds FRN
   Series A
   7.063%, 7/28/24(e)
   (cost $1,189,529) ................                  1,500          1,181,250
                                                                ---------------
Time Deposit-0.2%
Bank of New York
   5.00%, 2/01/00
   (cost $246,000) ..................                    246            246,000
                                                                ---------------

Total Investments-115.2%
   (cost $123,756,833) ..............                               116,081,992
Other assets less liabilities-(15.2%)                              (15,335,667)
                                                                ---------------

Net Assets-100% .....................                           $   100,746,325
                                                                ===============

See footnote summary on page 9.


--------------------------------------------------------------------------------
8  o  ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities, or portion thereof, with an aggregate market value of $53,107,865, have been segregated to collateralize forward exchange currency contracts.
(b)   Interest rate represents annualized yield to maturity at purchase date.
(c)   Security is in default and is non-income producing.
(d)   Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(e) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

            Glossary of Terms:

            FRN   - Floating Rate Note.

            IAB   - Interest Arrears Bond.

            IAN   - Interest Arrears Note.

            TBA   - To Be Announced.

            See notes to financial statements.


--------------------------------------------------------------------------------
                                           ACM GOVERNMENT OPPORTUNITY FUND  o  9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $123,756,833) ...       $ 116,081,992
Cash ......................................................             179,957
Interest receivable .......................................           2,633,483
Receivable for investment securities sold .................           1,380,575
Other assets ..............................................                 600
                                                                  -------------
Total assets ..............................................         120,276,607
                                                                  -------------
Liabilities
Reverse repurchase agreements .............................          10,398,375
Payable for investment securities purchased ...............           8,881,783
Payable for capital stock redeemed ........................              95,442
Advisory fee payable ......................................              47,294
Administration fee payable ................................              37,807
Net unrealized depreciation of forward exchange
   currency contracts .....................................               4,601
Interest payable on reverse repurchase agreements .........              11,068
Accrued expenses ..........................................              53,912
                                                                  -------------
Total liabilities .........................................          19,530,282
                                                                  -------------
Net Assets ................................................       $ 100,746,325
                                                                  =============
Composition of Net Assets
Capital stock, at par .....................................       $     130,585
Additional paid-in capital ................................         112,875,380
Undistributed net investment income .......................             923,516
Accumulated net realized loss on investment and foreign
   currency transactions ..................................          (4,264,948)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ............          (8,918,208)
                                                                  -------------
                                                                  $ 100,746,325
                                                                  =============
Net Asset Value Per Share
   (based on 13,058,472 shares outstanding) ...............       $        7.72
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
10  o  ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2000 (unaudited)

Investment Income
Interest ..................................                        $ 5,942,944
Expenses
Advisory fee ..............................       $   382,776
Administrative fee ........................            76,555
Custodian .................................            55,846
Audit and legal ...........................            26,178
Transfer agency ...........................            23,084
Printing ..................................            18,412
Directors' fees ...........................            17,916
Miscellaneous .............................            15,501
                                                  -----------
Total expenses before interest ............           616,268
Interest expense ..........................            29,479
                                                  -----------
Total expenses ............................                            645,747
                                                                   -----------
Net investment income .....................                          5,297,197
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...........................                         (1,855,644)
Net realized loss on foreign currency
   transactions ...........................                           (733,721)
Net change in unrealized
   appreciation/depreciation of:
   Investments ............................                          2,469,972
   Foreign currency denominated assets
     and liabilities ......................                         (1,238,766)
                                                                   -----------
Net loss on investments and foreign
   currency transactions ..................                         (1,358,159)
                                                                   -----------
Net Increase in Net Assets
   from Operations ........................                        $ 3,939,038
                                                                   ===========

See notes to financial statements.


-------------------------------------------------------------------------------
                        ACM GOVERNMENT OPPORTUNITY FUND  o  11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months Ended        Year Ended
                                               January 31, 2000         July 31,
                                                  (unaudited)             1999
                                               ================      =============
Increase (Decrease) in Net Assets
from Operations
Net investment income .....................      $   5,297,197       $   8,031,801
Net realized gain (loss) on investments and
   foreign currency transactions ..........         (2,589,365)            793,091
Net change in unrealized depreciation of
   investments and foreign currency
   denominated assets and liabilities .....          1,231,206          (9,177,968)
                                                 -------------       -------------
Net increase (decrease) net assets
   from operations ........................          3,939,038            (353,076)
Dividends and Distributions to
Shareholders from:
Net investment income .....................         (4,313,724)         (8,031,801)
Distributions in excess of net
   investment income ......................                -0-            (203,495)
Distributions from net realized gain
   on investments .........................           (228,758)           (281,054)
                                                 -------------       -------------
Total decrease ............................           (603,444)         (8,869,426)
Capital Stock Transactions
Net decrease ..............................            (95,442)                -0-
Net Assets
Beginning of year .........................        101,445,211         110,314,637
                                                 -------------       -------------
End of period (including undistributed
   net investment income of $923,516
   at January 31, 2000) ...................      $ 100,746,325       $ 101,445,211
                                                 =============       =============

See notes to financial statements.

--------------------------------------------------------------------------------
12  o  ACM GOVERNMENT OPPORTUNITY FUND

                                      -----------------------------
                                      NOTES TO FINANCIAL STATEMENTS
                                      -----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share holders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions


--------------------------------------------------------------------------------
                                          ACM GOVERNMENT OPPORTUNITY FUND  o  13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. During the six months ended January 31, 2000, the Fund reimbursed AFS $535.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securi-


-------------------------------------------------------------------------------
14  o  ACM GOVERNMENT OPPORTUNITY FUND

                                             -----------------------------
                                             NOTES TO FINANCIAL STATEMENTS
                                             -----------------------------

ties) aggregated $29,730,429 and $27,659,297, respectively, for the six months ended January 31, 2000. There were purchases of $68,987,049 and sales of $63,001,809 of U.S. government and government agency obligations for the six months ended January 31, 2000.

At January 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,054,007 and gross unrealized depreciation of investments was $9,728,848 resulting in net unrealized depreciation of $7,674,841 (excluding foreign currency transactions).

The Fund elected to treat foreign currency losses from November 1, 1998 through July 31, 1999 as having occurred in the current fiscal year.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 2000, the Fund had outstanding forward exchange currency contracts as follows:


--------------------------------------------------------------------------------
                                          ACM GOVERNMENT OPPORTUNITY FUND  o  15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Value on                  Contract      Origination                        Current
Unrealized                   U.S.$      Appreciation/                       (000)
(Depreciation)              Amount      Date                                Value
                           -------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Euro,
  settling 3/16/00           1,975      $2,015,770      $1,938,057      $  (77,713)
Forward Exchange
  Currency Sale
  Contracts
Euro,
  settling 3/16/00           1,975       2,011,169       1,938,057          73,112
----------------------------------------------------------------------------------
                                                                        $   (4,601)
==================================================================================

2. Options Transactions

For hedging purposes, the Fund pur chases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the six months ended January 31, 2000.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par


-------------------------------------------------------------------------------
16  o  ACM GOVERNMENT OPPORTUNITY FUND

                                           -----------------------------
                                           NOTES TO FINANCIAL STATEMENTS
                                           -----------------------------

value common stock authorized, of which 13,058,472 shares were outstanding at January 31, 2000. On January 26, 2000 the Fund initiated a share repurchase program. For the period ended January 31, 2000, 13,400 shares were repurchased at a cost of $95,442 representing 0.10% of the 13,071,872 shares outstanding at January 26, 2000. This includes $978 in commissions paid to Paine Webber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of January 26, 2000 to January 31, 2000 was 7.81%.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of January 31, 2000, the Fund had entered into the following reverse repurchase agreements:

    Amount             Broker                 Interest Rate       Maturity
    ------             ------                 -------------       --------

 $2,298,000   Greenwich Capital Markets, Inc.     2.70%        February 15, 2000
 $1,678,500   C.S. First Boston Corp.             4.75%        February 15, 2000
 $3,425,625   Merrill Lynch & Co., Inc.           3.55%        February 28, 2000
 $2,996,250   Lehman Brothers, Inc.               5.67%        April 25, 2000

For the six months ended January 31, 2000, the maximum amount of reverse repurchase agreements outstanding was $13,819,625, the average amount outstanding was approximate ly $4,866,683, and the daily weighted average interest rate was 4.30%.

NOTE F

Year 2000

With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.


--------------------------------------------------------------------------------
                                          ACM GOVERNMENT OPPORTUNITY FUND  o  17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                         Six
                                      Months
                                       Ended
                                 January 31,                                    Year Ended July 31,
                                        2000         --------------------------------------------------------------------
                                  (unaudited)            1999           1998            1997           1996          1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ..........      $   7.76         $   8.44       $   8.56        $   8.00       $   7.92      $   8.12
                                    -------------------------------------------------------------------------------------

Income From Investment
  Operations
Net investment income ........           .41              .61            .59             .58            .53           .59
                                    -------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............          (.10)            (.64)          (.08)            .58            .13           -0-
                                    -------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................           .31             (.03)           .51            1.16            .66           .59
                                    -------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..........          (.33)            (.61)          (.59)           (.58)          (.56)         (.48)
Distributions in excess of
  net investment income ......           -0-             (.02)          (.04)           (.02)           -0-           -0-
Distributions from net
  realized gains .............          (.02)            (.02)           -0-             -0-            -0-           -0-
Tax return of capital
  distribution ...............           -0-              -0-            -0-             -0-           (.02)         (.31)
                                    -------------------------------------------------------------------------------------
Total dividends and
  distributions ..............          (.35)            (.65)          (.63)           (.60)          (.58)         (.79)
                                    -------------------------------------------------------------------------------------
Net asset value,
  end of period ..............      $   7.72         $   7.76       $   8.44        $   8.56       $   8.00      $   7.92
                                    =====================================================================================
Market value,
  end of period ..............      $   7.13         $  7.125       $ 7.9375        $  7.875       $   7.00      $   7.50
                                    =====================================================================================
Total Return
Total investment return
  based on:(a)
    Market value .............          4.59%           (2.46)%         8.90%          21.95%          1.08%         2.85%
    Net asset value ..........          3.98%            (.09)%         6.52%          15.99%          9.40%         8.67%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ............      $100,746         $101,445       $110,315        $111,905       $104,546      $103,558
Ratio of expenses to
  average net assets .........          1.27%(b)         1.19%          1.18%           1.27%          1.28%         1.18%
Ratio of expenses to
  average net assets,
  excluding interest expense .          1.21%(b)          -0-            -0-             -0-            -0-           -0-
Ratio of net investment income
  to average net assets ......         10.38%(b)         7.48%          6.89%           7.00%          6.42%         7.62%
Portfolio turnover rate ......            86%             211%           230%            407%           375%          228%

See footnote summary on page 19.


--------------------------------------------------------------------------------
18  o  ACM GOVERNMENT OPPORTUNITY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(b)   Annualized.


--------------------------------------------------------------------------------
                                          ACM GOVERNMENT OPPORTUNITY FUND  o  19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities

A security where certain assets or accounts receivable serve as the primary source for the payment of principal and interest on the security. Asset-backed securities may be issued by banks, or non-bank entities, such as credit card companies. Mortgage-related securities are a type of asset-backed security.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

government bond / government debt

A bond that is issued by the U.S. government or its agencies.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages. As the underlying homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed rates or adjustable rates.

prepayment risk

The risk to a holder of a mortgage-related security that homeowners will refinance their mortgages at lower rates. When this happens, the higher interest rate loans in the mortgage pool are replaced by lower interest rate loans, reducing the value of the mortgage-related security.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
20 o  ACM GOVERNMENT OPPORTUNITY FUND

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


--------------------------------------------------------------------------------
                                          ACM GOVERNMENT OPPORTUNITY FUND  o  21

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
22 o  ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Bruce W. Calvert, Senior Vice President
Paul J. DeNoon, Vice President
Thomas Bardong, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

First Data Investor Services
Group, Inc.
53 State Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


---------------------------------------------------------------------------
                                     ACM GOVERNMENT OPPORTUNITY FUND  o  23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


-------------------------------------------------------------------------------
24  o  ACM GOVERNMENT OPPORTUNITY FUND

                          This page intentionally blank


------------------------------------------------------------------
                         ACM GOVERNMENT OPPORTUNITY FUND o 25

ACM Government Opportunity Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPSR0100